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                                                                    Exhibit 10.1

                           THE SPORTSMAN'S GUIDE INC.
                            2004 STOCK INCENTIVE PLAN

                     INCENTIVE STOCK OPTION AWARD AGREEMENT

      This Agreement is made as of ___________, 200_ (the "Grant Date"), by and between The Sportsman's Guide, Inc. (the "Company") and ___________________ (the "Participant").

      WHEREAS, the Committee, pursuant to the Company's 2004 Stock Incentive Plan (the "Plan"), has made an Award to the Participant and authorized and directed the execution and delivery of this Agreement;

      NOW, THEREFORE, in consideration of the foregoing, the mutual promises hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Participant hereby agree as follows:

      1. AWARD. The Participant is hereby granted an Incentive Stock Option (an "Option") to purchase from the Company up to a total of ______ shares of Common Stock of the Company at $_____ per share (the "Exercise Price"). The term of such Option shall be ten years, commencing on the Grant Date (the "Term"). This Option is intended to qualify as an Incentive Stock Option.

      2. EXERCISE. The Option may be exercised only in accordance with the Plan, as supplemented by this Agreement, and not otherwise.

            a. VESTING. During its Term and prior to its earlier termination in accordance with Section 3 of this Agreement, the Option shall vest and become exercisable in cumulative installments in accordance with the following schedule:

PERCENT OF OPTION                          EXERCISABLE AS OF
-----------------                          -----------------
33 1/3%                                    First Anniversary of the Grant Date
33 1/3%                                    Second Anniversary of the Grant Date
33 1/3%                                    Third Anniversary of the Grant Date

                  The Option may be exercised for less than the full number of Shares for which the Option is then exercisable.

            b. EXERCISE. To the extent then exercisable, the Option may be exercised by the Participant by giving written notice of exercise to the Company in such form as may be provided by the Committee, specifying the number of Shares with respect to which the Option is to be exercised and such other information as the Committee may require. Such exercise shall be effective upon receipt by the Company of such written notice together with the required

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                  payment of the Exercise Price and any applicable withholding taxes.

            c. PAYMENT OF EXERCISE PRICE. Payment of the Exercise Price may be made by cash, check (subject to collection) or, provided that such Shares have been owned by the Participant for at least six months prior to such payment, by the delivery (or attestation of ownership) of Shares having a Fair Market Value equal to the aggregate Exercise Price and any applicable withholding taxes. Alternatively, the Participant may make such payment by authorizing the simultaneous sale of Shares (or a sufficient portion thereof) acquired upon exercise through a brokerage or similar arrangement approved in advance by the Committee. Subject to the foregoing and except as otherwise provided by the Committee before the Option is exercised, the Company will deliver to the Participant, within a reasonable period of time thereafter, a certificate or certificates representing the Shares so acquired, registered in the name of the Participant or in accordance with other delivery instructions provided by the Participant and acceptable to the Committee.

      3. TERMINATION. Except as otherwise provided in this Section 3, the Option shall terminate upon the expiration of its Term or, if earlier, termination of the Participant's employment or other service.

            a. If the Participant's employment or other service terminates for any reason other than cause, disability (as defined below) or death, the Participant may at any time within a period of three months after such termination of employment or other service exercise the Option to the extent the Option was exercisable by the Participant on the date of such termination.

            b. If the Participant's employment or other service terminates because of disability within the meaning of Code section 22(e)(3), the Participant may at any time within a period of one year after such termination of employment or other service exercise the Option to the extent the Option was exercisable by the Participant on the date of such termination.

            c. If the Participant dies at a time when the Option was exercisable by the Participant, his or her estate, personal representative or beneficiary to whom it has been transferred pursuant to Section 6 hereof may, within six months following the death, exercise the Option to the extent the Option might have been exercised at the time of the Participant's death.

            d. The Option may not be exercised to any extent by anyone after the expiration of its Term.

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      4.    CHANGE OF CONTROL. Notwithstanding the provisions of Section 2(a)
            hereof, in the event of a Change of Control, the Option shall fully vest and become immediately exercisable in its entirety, provided that the Participant's employment or other service has not terminated prior to the date of such Change of Control.

      5. WITHHOLDING. The Company shall withhold all applicable taxes required by law from all amounts paid in respect of the Option. A Participant may satisfy the withholding obligation (i) by paying the amount of any such taxes in cash or check (subject to collection),
            (ii) by the delivery (or attestation of ownership) of Shares or
            (iii) with the approval of the Committee, by having Shares deducted from the payment. Alternatively, the Participant may satisfy such obligation by authorizing the simultaneous sale of Shares (or a sufficient portion thereof) acquired upon exercise through a brokerage or similar arrangement approved in advance by the Committee. The amount of the withholding and, if applicable, the number of Shares to be delivered or deducted, as the case may be, shall be determined by the Committee as of when the withholding is required to be made, provided that the number of Shares so delivered or withheld shall not exceed the minimum required amount of such withholding.

      6. NON-ASSIGNABILITY. The Option is not assignable or transferable other than by will or by the laws of descent and distribution and, during the Participant's life, may be exercised only by the Participant.

      7. RIGHTS AS A SHAREHOLDER. A Participant shall have no rights as a shareholder with respect to any Shares subject to this Award until the date the Participant becomes the holder of record of the Shares.

      8. NO RIGHT TO CONTINUED SERVICE. Nothing herein shall obligate the Company or any Subsidiary to continue the Participant's employment or other service for any particular period or on any particular basis of compensation.

      9. BURDEN AND BENEFIT. The terms and provisions of this Agreement shall be binding upon, and shall inure to the benefit of, the Participant and his or her executors or administrators, heirs, and personal and legal representatives.

      10. EXECUTION. This Option is not enforceable until this Agreement has been signed by the Participant and the Company. By executing this Agreement, the Participant shall be deemed to have accepted and consented to any action taken under the Plan by the Committee, the Board of Directors or their delegates.

      11. GOVERNING LAW. This Agreement shall be construed and enforced in accordance with the laws of the State of Minnesota, without regard to the conflict of laws principles thereof.

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      12.   MODIFICATIONS. Except for alterations and amendments permitted under the Plan without the consent of the Participant, no change or modification of this Agreement shall be valid unless it is in writing and signed by the parties hereto.

      13. ENTIRE AGREEMENT. This Agreement, together with the Plan, sets forth all of the promises, agreements, conditions, understandings, warranties and representations between the parties hereto with respect to the Option, and there are no promises, agreements, conditions, understandings, warranties or representations, oral or written, express or implied, between them with respect to the Option other than as set forth herein or therein. The terms and conditions of the Plan are incorporated by reference herein, and to the extent that any conflict may exist between any term or provision of this Agreement and any term or provision of the Plan, the term or provision of the Plan shall control.

      14. ADDITIONAL DEFINITIONS. Any capitalized term to the extent not defined in this Agreement shall have the same meaning as set forth in the Plan.

      15. CONSTRUCTION. The use of any gender herein shall be deemed to include the other gender and the use of the singular herein shall be deemed to include the plural and vice versa, wherever appropriate.

      16. NOTICES. Any and all notices required herein shall be addressed: (i) if to the Company, to the principal executive offices of the Company; and (ii) if to the Participant, to his or her address as reflected in the records of the Company.

      17. INVALID OR UNENFORCEABLE PROVISIONS. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions hereof, and this Agreement shall be construed in all respects as if the invalid or unenforceable provisions were omitted.

      IN WITNESS WHEREOF, the Company and the Participant have executed this Agreement as of the date first above written.

                                        THE SPORTSMAN'S GUIDE, INC.

                                        By: __________________________
                                              Gregory R. Binkley
                                              President/CEO

                                        _________________________________

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